ENTERPRISE FINANCIAL SERVICES CORP FOURTH QUARTER 2016 INVESTOR PRESENTATION

2 FORWARD-LOOKING STATEMENT Some of the information in this report contains “forward-looking statements” within the meaning of and intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified with use of terms such as “may,” “might,” “will, “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “could,” “continue” and the negative of these terms and similar words, although some forward-looking statements may be expressed differently. Forward-looking statements also include, but are not limited to, statements regarding plans, objectives, expectations or consequences of announced transactions (including the Company's announced pending merger with Jefferson County Bancshares, Inc. (“JCB”)), and statements about the future performance, operations products and services of the Company and its subsidiaries. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. You should be aware that our actual results could differ materially from those anticipated by the forward- looking statements or historical performance due to a number of factors, including, but not limited to: our ability to efficiently integrate acquisitions into our operations, retain the customers of these businesses and grow the acquired operations; reputational risks; credit risk; changes in the appraised valuation of real estate securing impaired loans; outcomes of litigation and other contingencies; exposure to general and local economic conditions; risks associated with rapid increases or decreases in prevailing interest rates; consolidation within the banking industry; competition from banks and other financial institutions; our ability to attract and retain relationship officers and other key personnel; burdens imposed by federal and state regulation; changes in regulatory requirements; changes in accounting regulation or standards applicable to banks; and other risks discussed under the caption “Risk Factors” of our most recently filed Form 10-K and in Part II, 1A of our most recently filed Form 10-Q, all of which could cause the Company’s actual results to differ from those set forth in the forward-looking statements. Readers are cautioned not to place undue reliance on our forward-looking statements, which reflect management’s analysis and expectations only as of the date of such statements. Forward-looking statements speak only as of the date they are made, and the Company does not intend, and undertakes no obligation, to publicly revise or update forward-looking statements after the date of this report, whether as a result of new information, future events or otherwise, except as required by federal securities law. You should understand that it is not possible to predict or identify all risk factors. Readers should carefully review all disclosures we file from time to time with the Securities and Exchange Commission (the “SEC”) which are available on our website at www.enterprisebank.com under "Investor Relations." Additional Information about the Merger and Where to Find It In connection with the proposed merger transaction, the Company filed a Registration Statement on Form S-4 (file no. 333-214990) with the SEC that includes a Proxy Statement of JCB, and a Prospectus of the Company, as well as other relevant documents concerning the proposed transaction. Shareholders are urged to read the Registration Statement and the Proxy Statement/Prospectus regarding the merger and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about the Company and JCB, may be obtained at the SEC’s website www.sec.gov. The Company, JCB, and some of their directors and executive officers may be deemed participants in the solicitation of proxies from the shareholders of JCB in connection with the proposed merger. Information about the directors and executive officers of the Company is set forth in the Proxy Statement for the Company’s 2016 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 16, 2016. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed merger. Free copies of this document may be obtained as described in the preceding paragraph.

3 COMPANY SNAPSHOT FDIC Data ENTERPRISE BANK $4.1 Billion IN TOTAL ASSETS ENTERPRISE TRUST Billion IN ASSETS UNDER ADMINISTRATION CONCENTRATED ON PRIVATE BUSINESSES AND OWNER FAMILIES RELATIONSHIP DRIVEN ATTRACT TOP TALENT IN MARKETS PRODUCT BREADTH • BANKING • TRUST & WEALTH MANAGEMENT • TREASURY MANAGEMENT PROVEN ABILITY TO GROW COMMERCIAL AND INDUSTRIAL “C&I” LOANS STRONG BALANCE SHEET WITH ATTRACTIVE RISK PROFILE FOCUSED BUSINESS MODEL: Operates in MSAs St. Louis Kansas City Phoenix $1.7

4 SOURCE: SNL FINANCIAL ACQUISITION OF JEFFERSON COUNTY BANCSHARES, INC. ANNOUNCED OCTOBER 11, 2016 CONSISTENT WITH M&A EXPANSION STRATEGY  MERGER PARTNER WITH EXPERIENCED BANKERS AND PROFESSIONALS  DISCIPLINED FINANCIAL TERMS  WELL KNOWN MARKET  EXTENSIVE DUE DILIGENCE ENHANCES EFSC’S FOOTPRINT IN THE ST. LOUIS MSA, WHILE BUILDING TOTAL BALANCE SHEET SIZE TO ALMOST $5 BILLION IN PRO FORMA ASSETS TOP FOUR DEPOSIT MARKET SHARE IN THE ST. LOUIS MSA  EXPANDS BRANCH PRESENCE  ~$3 BILLION OF DEPOSITS  STRENGTHENS & DIVERSIFIES CORE DEPOSIT GATHERING CAPABILITIES  ATTRACTIVE BRANCH SIZES  TRANSACTION VALUE & CONSIDERATION (1)  APPROXIMATELY $130.6 MILLION TRANSACTION VALUE • 3.3 MILLION EFSC COMMON SHARES ISSUED TO JEFFERSON SHAREHOLDERS • APPROXIMATELY $26.6 MILLION IN CASH PAID, INCLUDING CASH-OUT VALUE OF JEFFERSON STOCK OPTIONS • CONSIDERATION MIX TO JEFFERSON SHAREHOLDERS OF ~ 81.5% STOCK, ~ 18.5% CASH  PRICE / TBVPS OF 140.7%  PRICE / LTM JUNE 2016 EPS OF 19.8X  PRICE / LTM JUNE 2016 EPS INCLUDING FULLY-PHASED COST SAVINGS OF 10.9X (1) BASED ON JEFFERSON’S 1,472,853 COMMON SHARES OUTSTANDING, 108,295 OPTIONS OUTSTANDING WITH A WAEP OF $54.72 AND EFSC’S 15-DAY VWAP OF $31.52 AS OF OCTOBER 10, 2016; ASSUMES ALL STOCK OPTIONS ARE CASHED OUT AT CLOSING St. Louis MSA EFSC (16 BRANCHES TOTAL, 6 BRANCHES IN ST. LOUIS MSA) JEFFERSON (18 BRANCHES TOTAL, 17 BRANCHES IN ST. LOUIS MSA)

5 DIFFERENTIATED BUSINESS MODEL: BUILT FOR QUALITY EARNINGS GROWTH FOCUSED AND WELL-DEFINED STRATEGY AIMED AT BUSINESS OWNERS, EXECUTIVES AND PROFESSIONALS TARGETED ARRAY OF BANKING AND WEALTH MANAGEMENT SERVICES TO MEET OUR CLIENTS’ NEEDS EXPERIENCED BANKERS AND ADVISORS Enterprise Bank Financial & Estate Planning Tax Credit Brokerage Business & Succession Planning Trust Administration Enterprise Trust Investment Management Enterprise University Treasury Management Personal & Private Banking Commercial & Business Banking PRIVATE BUSINESSES & OWNER FAMILIES Mortgage Banking

6 EU is a Continuing Series of More than 30 High-Impact Workshops for Business Owners DESIGNED TO HELP MANAGEMENT TEAMS GROW THEIR BUSINESSES EU IS OFFERED SEMI-ANNUALLY TO ENTERPRISE CLIENTS AND PROSPECTS ALIKE ENTERPRISE UNIVERSITY: A KEY BRAND DIFFERENTIATOR EU is Unique and Highly Valued; A Clear Differentiator MORE THAN 15,000 PARTICIPANTS TO DATE BUILT TO ENHANCE THE SALES PROCESS, SET THE BANK APART FROM COMPETITORS CREATES “RAVING FANS” FOR ENTERPRISE

7 5th RANKED IN DEPOSIT SHARE1, LARGEST PUBLICLY HELD BANK BASED IN ST. LOUIS2 STRONG TRACK RECORD OF SUCCESS IN ST. LOUIS 1 6/30/2016 FDIC data 2 Excludes Bank Unit of Stifel Nicolaus 3 Excludes specialized lending products $1.7 BILLION WEALTH MANAGEMENT BUSINESS $1.6 3 BILLION IN LOANS $1.7 BILLION IN DEPOSITS CONSISTENT ABILITY TO PRODUCE LOAN GROWTH – 4% CAGR3 in C&I Loans OVER PAST FIVE YEARS ATTRACTING Top Level BANKERS

8 ENTERED MARKET IN 2000 $591 Million IN LOANS $659 Million IN DEPOSITS ADDITIONAL GROWTH OPPORTUNITIES STRONG FOOTPRINT IN DESIRABLE Johnson County SIMILARITY TO ST. LOUIS’ Stable and Diverse Economic Profile ENABLES SIMILAR MARKET STRATEGIES Kansas City

9 ADDITIONAL GROWTH OPPORTUNITIES Source: 6/30/2016 FDIC data, SNL Financial ESTABLISHED PRESENCE IN 2009 $226 Million IN LOANS $107 Million IN DEPOSITS Phoenix-Mesa-Scottsdale, AZ REBOUNDING ECONOMY WITH Strong Growth POTENTIAL. Twelfth Largest Metro AREA IN THE NATION HIGHLY CONCENTRATED BANKING MARKET Favorable for EFSC’s Business Focused, HIGH SERVICE MODEL Phoenix 72% 2016 Number 2016 Total Deposits 2016 Total Institution (ST) of Branches in Market ($000) Market Share (%) JPMorgan Chase & Co. (NY) 181 23,411 27.41% Wells Fargo & Co. (CA) 171 20,901 24.47% Bank of America Corp. (NC) 106 17,041 19.95% Western Alliance Bancorp (AZ) 7 4,659 5.45% BBVA 50 2,919 3.42% Bank of Montreal 41 2,154 2.52% Zions Bancorp. (UT) 19 1,720 2.01% Midland Financial Co. (OK) 25 1,406 1.65% U.S. Bancorp (MN) 64 1,405 1.64% New York Community Bancorp (NY) 14 936 1.10% Enterprise Financial Services (MO) 2 101 0.12% Total for institutions in market 859 85,419

10 CONSUMER AND BUSINESS BANKING INITIATIVES COMPLEMENT PRIMARY COMMERCIAL STRATEGY HIGH Client Satisfaction PAVES WAY FOR ADD-ON PRODUCT SALES Expansion of Commercial Relationships ACCOUNTED FOR 30% OF TREASURY MANAGEMENT PRODUCT IMPLEMENTATIONS YTD Business Banking INCREMENTAL NEW NON INTEREST BEARING Deposits REPRESENT A 40% Increase OVER THE PREVIOUS YEAR. BRANCH ORGANIZATION MOBILIZED TO Enhance Personal Banking Services TO COMMERCIAL AND BUSINESS BANKING CLIENTS ESTABLISHED Distinct Sales and Relationship Management Models TO EFFICIENTLY PENETRATE AND SERVICE THE MARKET

11 HISTORY OF STRONG C&I GROWTH $763 $963 $1,042 $1,264 $1,484 $1,633 2011 2012 2013 2014 2015 Q4 '16 In millions

12 Tax Credit Programs. $144 MILLION IN LOANS OUTSTANDING RELATED TO FEDERAL NEW MARKETS, HISTORIC AND MISSOURI AFFORDABLE HOUSING TAX CREDITS. $183 MILLION IN FEDERAL & STATE NEW MARKETS TAX CREDITS AWARDED TO DATE. Enterprise Value Lending. $389 MILLION IN M&A RELATED LOANS OUTSTANDING, PARTNERING WITH PE FIRMS Life Insurance Premium Financing. $306 MILLION IN LOANS OUTSTANDING RELATED TO HIGH NET WORTH ESTATE PLANNING FOCUSED LOAN GROWTH STRATEGIES 4.6% 12.5% 9.8% Total Portfolio Loans SPECIALIZED MARKET SEGMENTS HAVE GROWN TO 27% OF TOTAL PORTFOLIO LOANS, OFFERING COMPETITIVE ADVANTAGES, RISK ADJUSTED PRICING AND FEE INCOME OPPORTUNITIES. EXPECTATIONS FOR FUTURE GROWTH INCLUDE CONTINUED FOCUS IN THESE SPECIALIZED MARKET SEGMENTS.

13 DRIVERS OF LOAN GROWTH Enterprise Value Lending 10.5% Life Insurance Premium Finance 11.0% General Commercial & Industrial 17.0% Commercial/ Construction RE 42.8% Residential RE 12.0% Consumer & Other 4.8% Tax Credits 1.9% ENTERPRISE VALUE LENDING LIFE INSURANCE PREMIUM FINANCE GENERAL COMMERCIAL & INDUSTRIAL COMMERCIAL/CONSTRUCTION RE RESIDENTIAL RE CONSUMER & OTHER TAX CREDITS $367 MILLION Dec 31, 2015 – Dec 31, 2016

14 PORTFOLIO LOAN TRENDS $2,751 $2,833 $2,884 $3,038 $3,118 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 In Millions

15 27% 36% 14% 23% 0 ATTRACTIVE DEPOSIT MIX CD Interest Bearing Transaction Accts DDA MMA & Savings DEC 31, 2016 $3.2 B Significant DDA COMPOSITION Stable COST OF DEPOSITS IMPROVING Core Funding 80% OF Core Deposits ARE COMMERCIAL CUSTOMERS $2,785 $2,932 $3,028 $3,125 $3,233 25.8% 24.5% 24.9% 24.4% 26.8% Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Deposits DDA % Cost of Deposits 0.36% 16% DEPOSIT GROWTH Q4 2015 – Q4 2016 In Millions

16 CONTINUED GROWTH IN CORE EPS  DRIVE NET INTEREST INCOME GROWTH IN DOLLARS WITH FAVORABLE LOAN GROWTH TRENDS  DEFEND NET INTEREST MARGIN  MAINTAIN HIGH QUALITY CREDIT PROFILE  ACHIEVE FURTHER IMPROVEMENT IN OPERATING LEVERAGE ENHANCE DEPOSIT LEVELS TO SUPPORT GROWTH FINANCIAL SCORECARD 20% 12% 6 bps* 15 bps NPLs/Loans 3% 16% Q4 2016 Compared to Q4 2015 * Plus 1 bp excluding $50 Million subordinated debt offering

17 FULL YEAR EARNINGS PER SHARE $2.41 <$0.46> $0.08 $2.03 EPS Non-Core Acquired Assets Other Non-Core Expenses Core EPS * A Non GAAP Measure, Refer to Appendix for Reconciliation REPORTED VS. CORE EPS* Q4 2016

18 POSITIVE MOMENTUM IN CORE* EARNINGS PER SHARE $0.28 $0.31 $0.37 $0.33 $0.35 $0.38 $0.44 $0.49 $0.47 $0.49 $0.49 $0.59 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Note: * A Non-GAAP Measure, Refer to Appendix for Reconciliation 111% Core EPS Growth from Q1 2014 to Q4 2016

19 FULL YEAR EARNINGS PER SHARE TREND $1.66 $0.51 < $0.02> $0.04 <$0.16> $2.03 2015 YTD Net Interest Income Portfolio Loan Loss Provision Non Interest Income Non Interest Expense 2016 YTD CHANGES IN CORE EPS* Note: * A Non GAAP Measure, Refer to Appendix for Reconciliation

20 CORE NET INTEREST INCOME TREND* In Millions Note: * A Non-GAAP Measure, Refer to Appendix for Reconciliation $28.7 $29.6 $30.2 $31.5 $32.2 3.50% 3.54% 3.52% 3.54% 3.44% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% $18.0 $19.0 $20.0 $21.0 $22.0 $23.0 $24.0 $25.0 $26.0 $27.0 $28.0 $29.0 $30.0 $31.0 $32.0 $33.0 $34.0 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Core Net Interest Income* FTE Net Interest Margin*

21 CREDIT TRENDS FOR PORTFOLIO LOANS -10 bps -1 bps -6 bps 14 bps 12 bps Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Net Charge-offs (1) (1) Portfolio loans only, excludes PCI (Purchased Credit Impaired) loans Q4 2016 EFSC PEER(2) NPA’S/ASSETS = 0.39% 0.51% NPL’S/LOANS = 0.48% 0.64% ALLL/NPL’S = 252% 138% ALLL/LOANS = 1.20% 1.10% (2) Peer data as of 9/30/2016 (source: SNL Financial) In Millions 2015 NCO = 6 bps $149 $82 $51 $154 $80 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Portfolio Loan Growth In Millions Net Charge-offs (1) 2016 NCO = 5 bps $0.5 $0.8 $0.7 $3.0 $1.0 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Provision for Portfolio Loans

22 OPERATING EXPENSES TREND* In Millions Note: * A Non-GAAP Measure, Refer to Appendix for Reconciliation $6.5 $6.1 $6.5 $6.4 $7.0 $1.7 $1.7 $1.6 $1.7 $1.7 $11.8 $12.6 $12.3 $12.1 $12.4 56.1% 57.4% 56.3% 52.8% 52.7% -1 4 9 14 19 24 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Other Occupancy Employee compensation and benefits Core Efficiency Ratio* $20.4 $21.1 $20.0 $20.2 $20.4

23 OPERATING EXPENSE* LOOK-BACK In Millions Note: * A Non-GAAP Measure, Refer to Appendix for Reconciliation $7.3 $7.0 $1.5 $1.7 $11.4 $12.4 62.8% 52.7% Q4 '14 Q4 '16 Other Occupancy Employee compensation and benefits Core Efficiency Ratio* $20.2 $21.1

24 FIRST QUARTER 2017 DIVIDEND OF $0.11 PER COMMON SHARE 2,000,000 SHARE COMMON STOCK REPURCHASE PLAN INSTITUTED  ~ 10% OF EFSC OUTSTANDING SHARES  NO SPECIFIED END DATE  DISCIPLINED, PATIENT APPROACH BASED ON MARKET CONDITIONS SUFFICIENT CAPITAL TO SUPPORT GROWTH PLANS CAPITAL LEVELS PRUDENTLY MANAGED TO FACILITATE GROWTH AND RETURNS 4.99% 6.02% 7.78% 8.69% 8.88% 8.76% TANGIBLE COMMON EQUITY/TANGIBLE ASSETS

25 HIGHLY FOCUSED, Proven BUSINESS MODEL STRONG TRACK RECORD OF Commercial Loan Growth DIFFERENTIATED COMPETITIVE Lending Expertise Replicating ST. LOUIS MODEL IN Kansas City AND Phoenix DEMONSTRATED PROGRESS TOWARD INCREASED RETURNS AND Enhancing Shareholder Value 118% 68% EFSC Index 3-Year Total Shareholder Return Note: Index = SNL U.S. Bank $1B - $5B, as of 12/31/2016 Source: SNL ENTERPRISE FINANCIAL

26 APPENDIX 4Q 2016 INVESTOR PRESENTATION

27 BALANCE SHEET POSITIONED FOR GROWTH Modest Asset Sensitivity (200 BPS RATE SHOCK INCREASES NII BY 5.3%) 63% FLOATING RATE LOANS, WITH THREE-YEAR AVERAGE DURATION High-quality, Cash-flowing SECURITIES PORTFOLIO WITH FOUR YEAR AVERAGE DURATION 27% DDA TO TOTAL DEPOSITS 8.8% Tangible Common Equity/Tangible ASSETS

28 SIGNIFICANT EARNINGS CONTRIBUTION (PRE-TAX) Significant CONTRIBUTION TO FUTURE EARNINGS WITH ESTIMATED FUTURE ACCRETABLE YIELD OF $13 Million SUCCESSFUL FDIC-ASSISTED ACQUISITION STRATEGY TERMINATED ALL LOSS SHARE AGREEMENTS WITH THE FDIC IN DECEMBER 2015 2014 2015 2016 $4,856 $7,529 $15,018 Dollars in Thousands Accretable yield estimate as of 12/31/2016 COMPLETED 4 FDIC- Assisted TRANSACTIONS SINCE DECEMBER 2009 CONTRIBUTED $66 Million IN Net Earnings SINCE ACQUISITION $66 Million OF REMAINING CONTRACTUAL CASH FLOWS WITH $34 Million CARRYING VALUE EARLY TERMINATION CHARGE FROM Q4 2015 EARNED BACK 100% IN Q1 2016

29 EARNINGS PER SHARE $0.67 <$0.14> $0.06 $0.59 EPS Non-Core Acquired Assets Other Non-Core Expenses Core EPS * A Non GAAP Measure, Refer to Appendix for Reconciliation REPORTED VS. CORE EPS* Q4 2016

30 EARNINGS PER SHARE TREND $0.49 $0.02 <$0.07 $0.04 < $0.03> $0.59 Q3 '16 Net Interest Income Portfolio Loan Loss Provision Non Interest Income Non Interest Expense Q4 '16 CHANGES IN CORE EPS* Note: * A Non GAAP Measure, Refer to Appendix for Reconciliation

31 USE OF NON-GAAP FINANCIAL MEASURES The Company's accounting and reporting policies conform to generally accepted accounting principles in the United States (“GAAP”) and the prevailing practices in the banking industry. However, the Company provides other financial measures, such as Core net interest margin and other Core performance measures, in this presentation that are considered “non-GAAP financial measures.” Generally, a non-GAAP financial measure is a numerical measure of a company's financial performance, financial position or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. The Company considers its Core performance measures presented in this presentation as important measures of financial performance, even though they are non-GAAP measures, as they provide supplemental information by which to evaluate the impact of PCI loans and related income and expenses, the impact of nonrecurring items, and the Company's operating performance on an ongoing basis. Core performance measures include contractual interest on PCI loans but exclude incremental accretion on these loans. Core performance measures also exclude the Change in FDIC receivable, Gain or loss of other real estate from PCI loans and expenses directly related to the PCI loans and other assets formerly covered under FDIC loss share agreements. Core performance measures also exclude certain other income and expense items, such as executive separation costs, merger related expenses, facilities charges, and gain/loss on sale of investment securities, the Company believes to be not indicative of or useful to measure the Company's operating performance on an ongoing basis. The attached tables contain a reconciliation of these Core performance measures to the GAAP measures. The Company believes these non-GAAP measures and ratios, when taken together with the corresponding GAAP measures and ratios, provide meaningful supplemental information regarding the Company's performance and capital strength. The Company's management uses, and believes that investors benefit from referring to, these non-GAAP measures and ratios in assessing the Company's operating results and related trends and when forecasting future periods. However, these non-GAAP measures and ratios should be considered in addition to, and not as a substitute for or preferable to, ratios prepared in accordance with GAAP. In the tables below, the Company has provided a reconciliation of, where applicable, the most comparable GAAP financial measures and ratios to the non-GAAP financial measures and ratios, or a reconciliation of the non-GAAP calculation of the financial measure for the periods indicated. Peer group data consists of median of publicly traded banks with total assets from $1-$10 billion with commercial loans greater than 20% and consumer loans less than 10%.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

	For the Quarter ended					For the Year ended	
(in thousands, except per share data)	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Dec 31, 2016	Dec 31, 2015
CORE PERFORMANCE MEASURES							
Net interest income	$ 35,454	$ 33,830	$ 33,783	$ 32,428	$ 32,079	$ 135,495	$ 120,410
Less: Incremental accretion income	3,279	2,296	3,571	2,834	3,412	11,980	12,792
Core net interest income	32,175	31,534	30,212	29,594	28,667	123,515	107,618
Total noninterest income	9,029	6,976	7,049	6,005	6,557	29,059	20,675
Less: Gain (loss) on sale of other real estate from PCI loans	1,085	(225)	705	-	81	1,565	107
Less: Other income from PCI assets	95	287	239	-	-	621	-
Less: Gain on sale of investment securities	-	86	-	-	-	86	23
Less: Change in FDIC loss share receivable	-	-	-	-	(580)	-	(5,030)
Core noninterest income	7,849	6,828	6,105	6,005	7,056	26,787	25,575
Total core revenue	40,024	38,362	36,317	35,599	35,723	150,302	133,193
Provision for portfolio loan losses	964	3,038	716	833	543	5,551	4,872
Total noninterest expense	23,181	20,814	21,353	20,762	22,886	86,110	82,226
Less: Merger related expenses	1,084	302	-	-	-	1,386	-
Less: Facilities disposal	1,040	-	-	-	-	1,040	-
Less: Other expenses related to PCI loans	172	270	325	327	423	1,094	1,558
Less: Executive severance	-	-	332	-	-	332	-
Less: FDIC loss share termination	-	-	-	-	2,436	-	2,436
Less: FDIC clawback	-	-	-	-	-	-	760
Less: Other non-core expenses	(209)	-	250	-	-	41	-
Core noninterest expense	21,094	20,242	20,446	20,435	20,027	82,217	77,472
Core income before income tax expense	17,966	15,082	15,155	14,331	15,153	62,534	50,849
Core income tax expense	6,021	5,142	5,237	4,897	5,073	21,297	17,058
Core net income	$ 11,945	$ 9,940	$ 9,918	$ 9,434	$ 10,080	$ 41,237	$ 33,791
Core diluted earnings per share	$ 0.59	$ 0.49	$ 0.49	$ 0.47	$ 0.49	$ 2.03	$ 1.66
Core return on average assets	1.19%	1.04%	1.07%	1.04%	1.13%	1.09%	1.00%
Core return on average common equity	12.31%	10.47%	10.89%	10.66%	11.46%	11.10%	10.08%
Core return on average tangible common equity	13.44%	11.46%	11.98%	11.76%	12.68%	12.18%	11.22%
Core efficiency ratio	52.70%	52.77%	56.30%	57.40%	56.06%	54.70%	58.17%
NET INTEREST MARGIN TO CORE NET INTEREST MARGIN (FULLY TAX EQUIVALENT)							
Net interest income	$ 35,884	$ 34,263	$ 34,227	$ 32,887	$ 32,546	$ 137,261	$ 122,141
Less: Incremental accretion income	3,279	2,296	3,571	2,834	3,412	11,980	12,792
Core net interest income	$ 32,605	$ 31,967	$ 30,656	$ 30,053	$ 29,134	$ 125,281	$ 109,349
Average earning assets	$ 3,767,272	$ 3,589,080	$ 3,506,801	$ 3,413,792	$ 3,304,827	$ 3,570,186	$ 3,163,339
Reported net interest margin	3.79%	3.80%	3.93%	3.87%	3.91%	3.84%	3.86%
Core net interest margin	3.44%	3.54%	3.52%	3.54%	3.50%	3.51%	3.46%

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33 Q&A 4Q 2016 INVESTOR PRESENTATION